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                                      EXHIBIT A

                                SCHEDULE OF PARTNERS,
              ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS AND
                  THE AGREED VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

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                                                          Value of non-                           Approximate
Date                                                      cash capital        Partnership          Percentage
Admitted      Name and address of partners                contribution       units issued           Interests
--------      ----------------------------                ------------       ------------           ---------
2/12/97       Golf Legends Ltd., Inc.                     $30,647,030           1,532,352              17.63%
                   1500 Legends Drive
                   Myrtle Beach, SC 29577

2/12/97       Seaside Resorts Ltd.                        $16,129,118             806,456               9.28%
                   1500 Legends Drive
                   Myrtle Beach, SC 29577

2/12/97       Heritage Golf Club, Ltd., Inc.              $16,031,230             801,561               9.22%
                   1500 Legends Drive
                   Myrtle Beach, SC 29577

2/12/97       Legends of Virginia LC                      $11,963,738             598,187               6.88%
                   1500 Legends Drive
                   Myrtle Beach, SC 29577

2/12/97       Northgate                                    $3,797,071             189,854               2.18%
                   16450 Northgate Forest Drive
                   Houston, TX 77068

2/12/97       Olde Atlanta Golf Club Limited Partnership   $1,444,926              72,246               0.83%
                   c/o The Crescent Company
                   1580 S. Milwaukee Ave., Suite 208
                   Libertyville, IL 60048

2/12/97       Bright's Creek Development Company, LLC      $2,119,005             105,950               1.22%
                   104 Cotton Creek Drive
                   Gulf Shores, AL 36542

10/31/96      David J. Dick                                         0              12,500               0.14%
                   14 North Adger's Wharf
                   Charleston, SC 29401

2/04/97       W. Bradley Blair, II                                  0              12,500               0.14%
                   14 North Adger's Wharf
                   Charleston, SC 29401

2/04/97       James Hoppenrath                                      0               3,750               0.04%
                   109 E. Bay Street
                   Charleston, SC 29401

6/20/97       Golf Host Resorts, Inc.                               0             274,039               3.15%
                   c/o Starwood Capital Group, L.P.
                   Three Pickwick Plaza, Suite 250
                   Greenwich, CT 06830

9/02/97       John J. Rainieri, Sr.                        $3,402,306             121,529                1.4%
              Betty Rainieri
              Raintree Country Club, Inc.
                   4350 Mayfair Road
                   Uniontown, Ohio 44685

9/30/97       Eagle Watch Golf Club Limited Partnership    $1,890,682              70,158                .81%
                   c/o E. Neal Trogdon
                   The Crescent Company
                   1580 South Milwaukee Avenue, Suite 208
                   Libertyville, Illinois 60048


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
                                                         Value of non-                           Approximate
Date                                                     cash capital        Partnership          Percentage
Admitted      Name and address of partners               contribution       units issued           Interests
--------      ----------------------------               ------------       ------------           ---------

10/17/97      Properties of the Country, Inc.                $580,783              19,231                .22%
                   P.O. Box 7030
                   Shawnee Mission, Kansas 66207

2/04/97       GTA LP, Inc.                                          0           4,051,947              46.63%
                   14 North Adger's Wharf
                   Charleston, SC 29401

2/04/97       GTA GP, Inc.                                          0              17,379               0.20%
                   14 North Adger's Wharf
                   Charleston, SC 29401

              Total Partnership Units                                           8,689,639             100.00%

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